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Dear Shareholder:

     We are pleased to present the annual report for The Italy Fund Inc. for the year ended January 31, 1997. As of that date, the Fund's net asset value (NAV) per share was $11.94 as compared to $9.56 as of January 31, 1996. Expressed in U.S. dollar-denominated terms, the Fund's total return based on net asset value was 28.27% during the year. This compares favorably with a roughly 21.8% increase over the same period in the Banco Commerciale Index (BCI Index), a widely followed Italian index which includes all the securities listed on the Milan Stock Exchange. On January 31, 1997, total net assets in the Italy Fund amounted to $113.4 million. Since its inception in 1986, the Italy Fund has consistently outperformed the BCI Index.


Political Overview

     Romano Prodi, an economics professor with centrist views, has been Italy's prime minister since the election held on April 21, 1996. Mr. Prodi heads an eight-party center-left coalition that used an Olive Tree as an electoral symbol.

     In recent months, reports have circulated expressing doubts that Italy will be among the first members of the European Monetary Union (EMU). In response, Mr. Prodi has been engaged in active damage control in an attempt to refute these reports that question Italy's fitness to join the EMU. Mr. Prodi's goal is twofold: calm growing concern in the Italian public and silence foreign critics who do not believe that Italy is making serious and credible efforts to be part of the EMU.

     In our view, if Mr. Prodi fails to rally the government and unions to back another round of large and ambitious deficit-cutting measures, Italy risks grossly overshooting the Maastricht 3.0% deficit target this year. In that case, Italy's entry into the first round of EMU could be compromised, and, under certain circumstances, Prodi's "Olive Tree" coalition with it.

     Moreover, any difficulties in achieving a government consensus on new deficit reduction measures and the possibility that Italy will not be included in the first round of EMU could especially be a wake-up call for Italy's bond markets. However, these possible corrections in the Italian markets are by no means a fait accompli. At the conclusion of our letter, we outline some key reasons why we believe the Italian financial markets could still become one of the most attractive markets outside the U.S. in the years to come.


Italy Begins to Address Illegal Immigration

     Italy's government has recently proposed stricter laws to tighten its border in an attempt to slow down a sharp increase in illegal immigration. However, the proposed new laws, which are subject to the approval of Parliament, will give foreigners who have been allowed to stay broader rights. While the number of foreigners in Italy is still relatively small (i.e., less than 2% of the population), the waves of illegal immigrants primarily from Eastern Europe and North Africa that have entered Italy in recent years have begun to overwhelm the authorities. The proposed new laws would allow Italian authorities to detain some illegal immigrants for up to the 30 days and then expel them if their appeals for entry are denied. In addition, the proposed new laws would allow immigrants to obtain permanent resident cards, vote in local elections and have guaranteed access to government programs for education, housing and health care.


Economic Overview

     Italy's government has indicated that its projected 1997 deficit will be reduced by the 62.5 trillion lire mini-budget approved last December, leaving
76.5 trillion lire to be covered. Yet the 3.0% of estimated 1997 nominal Gross Domestic Product (GDP) for EMU membership requires the budget deficit not to exceed 58 trillion lire. This means a minimum of 18-20 trillion lire in deficit cuts will be needed in a mini-budget in early spring.

     We believe Italy's approach in meeting this 3.0% deficit target for EMU will involve a tangle of different government accounts and double accounting combined with some optimistic projections. For example, we think it will be challenging for Italy's government
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to implement spending restraints and collect the large, one-time "Euro-tax" to meet the 62.5 trillion lire mini-budget approved last December. Moreover, many of Italy's previous mini-budgets have generally been implemented only 50%-70%. Another critical variable is the country's real GDP growth which may be less than the government's forecast of 1.5%. Our forecast for Italy's real GDP growth in 1997 is only 1.1%.


Fund's Investment Strategy

     During the reporting period, the Italy Fund continued to gradually reduce its exposure in the insurance and banking industries and slightly increased its exposure in the automotive and telecommunications industries. The Fund's top holding as of January 31, 1997 was Ente Nazionale Idrocarburi (ENI), a diversified energy company that was privatized in 1996 and has performed quite well for us. However, as a diversified investment company, the Italy Fund is prohibited from having securities which constitute 5% or more of the portfolio aggregate to more than 50% of the Fund. In addition, the other 50% of the Fund must be comprised of at least two securities. Because we could not raise our significant stake in ENI without sharply reducing the Fund's other 5% plus holdings, we had to reduce our exposure to ENI during the reporting period. Since ENI represents roughly 19% to 23% of the major Italian equity indices, the Fund always faces a challenge in outperforming the indices whenever ENI does better than the indices.

     From the end of October 1996 to the end of January 1997, the Italy Fund reduced its insurance industry weighting from 11% to 9% primarily because we think the margins of many non-life insurance companies peaked in 1995 due mostly to higher automobile tariffs. Other factors that have also caused us to reduce our insurance industry weighting include increased price competition among insurers as Italy's economy grows and the fact that many Italian insurers are highly capitalized with a significant portion of their assets invested in low-yielding real estate.

     Due to its highly fragmented structure and fierce competitive pressures on the retail level, the Italy Fund continued to slightly reduce its weighting in Italy's banking industry. As we have stated in the past, low lending volumes with declining margins do not bode well for the profitability of many Italian banks.

     Although the Italy Fund increased its weighting in the automobile industry from October 31, 1996 through January 31, 1997, we sold our position in automobile manufacturer Fiat and replaced it with more replacement-market sensitive companies such as Sogefi, Brembo and Pirelli. In our opinion, proposed changes in Italy's car inspection system (i.e., new cars will be required to be inspected after four years and thereafter after every two years as opposed to current rules requiring inspections every ten years and after every four years) have increased the attractiveness of these types of companies.

     In addition, during the reporting period, the Italy Fund initiated a position in Fila Holding (an athletic footware and apparel retailer) because of its steady rising market share of the U.S. footware market and excellent apparel sales in the Far East and Europe. In addition, the Italy Fund reduced its position in insurer Instituto Nazionale Assic. (INA) after its joint-venture acquisition with Banco Naz Lavoro (BNL) for Banco di Napoli. We believe INA's joint-venture acquisition will not improve its future earnings visibility.

     The following chart shows these and other changes in the Italy Fund's industry weightings from October 31, 1996 through January 31, 1997:

Industry                                          1/31/97            10/31/96
--------                                          -------            --------
Automotive                                          7.43%              6.06%
Banking                                            11.20              12.70
Construction                                        3.19               3.14
Consumer Products                                   6.55               4.79
Energy                                             14.60              16.85
Engineering                                         3.75               3.54
Food                                                3.20               4.02
Insurance                                           9.12              11.19
Telecommunications                                 23.85              23.10
Textiles                                            7.25               3.72
Utilities                                           5.33               7.89
Miscellaneous                                       0.53               0.66
Cash                                                4.00               2.34
                                                  ------             ------
Total                                             100.00%            100.00%



                                       2
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Conclusion

     As we stated at the start of this letter, we believe that Italy's financial markets could very well become among the most attractive outside the U.S. Despite ongoing political uncertainties and the 15% rise in the Italian stock market since the beginning of the year, we remain positive about the long-term upside potential for Italy's stock market because of the following reasons:

     --As one of the worst-performing stock markets during the last ten years while many other world markets have continued to reach all-time highs, the argument for some type of catch-up for Italy's stock market has, in our view, grown stronger.

     --The 500-basis point decline in both short- and long-term interest rates has already propelled Italy's bond market, while its stock market has noticeably lagged. While Maastricht-inspired investor euphoria has been beneficial for many Italian bonds and the lira, recent market conditions left Italian equities out in the cold last year.

     --Italian mutual fund inflow trends are encouraging. After twenty-two months of redemptions, Italian equity funds experienced a net inflow of
       1.8 trillion lire in January 1997 (out of a total net inflow of 18 trillion lire), after a total net inflow of 368 billion lire in December 1996. Moreover, the decline of T-bill yields to just over 5% and long-term rates at 7.3% could act as a powerful engine for Italy's stock market. With the value of Italian fixed income funds at roughly 3,000 trillion lire versus an Italian equity market capitalization of approximately 225 trillion lire, a switch by Italian investors from fixed income funds to equity funds could have a tremendously positive affect on Italian equities.

     --With the annual rate of inflation in Italy at only 2.6%, we believe interest rates have a bit more room to decline further.

     --If the introduction of a new Italian tax system (IREP) is approved, we believe annual corporate profits could rise by roughly 10%-15%.

     --As many foreign investors do not own Italian company stocks, any renewed interest in the Italian equities market could have a very positive effect on stock prices.

     --In our opinion, Italian stocks are relatively inexpensive. While corporate profits are estimated to rise 18% and 19% in 1997 and 1998 respectively, the Italian stock market is trading well below the valuation averages of the U.S. and most other European markets.

     --Although political uncertainties remain and disagreements continue between member states regarding Italy's ability to join EMU, we believe Italy stands a good chance of becoming one of its founding members. However, our expectation is based on the assumption that Italy will approve another mini-budget this spring.

     In closing, thank you for your investment in the Italy Fund. We look forward to helping you to achieve your financial goals.


     Sincerely,


     /s/ Heath B. McLendon

     Heath B. McLendon
     Chairman of the Board


     /s/ Mario d'Urso

     Mario d'Urso
     President


     /s/ Rein W. van der Does

     Rein W. van der Does
     Investment Officer


     March 12, 1997


                                       3
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                      THE ITALY FUND'S SECTORIAL STRUCTURE
                          JANUARY 31, 1997 (unaudited)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Telecommunications ........................................                24.8%
Energy ....................................................                15.2%
Banking ...................................................                11.7%
Insurance .................................................                 9.5%
Automotive ................................................                 7.7%
Textiles ..................................................                 7.6%
Consumer Products .........................................                 6.8%
Utilities .................................................                 5.6%
Engineering ...............................................                 3.9%
Construction ..............................................                 3.3%
Food ......................................................                 3.3%
Miscellaneous .............................................                 0.6%



                          BCI INDEX SECTORIAL STRUCTURE
                          JANUARY 31, 1997 (unaudited)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Telecommunications ........................................                31.0%
Energy ....................................................                18.7%
Banking ...................................................                17.7%
Insurance .................................................                14.5%
Automotive ................................................                 6.8%
Textiles ..................................................                 1.9%
Consumer Products .........................................                 1.6%
Utilities .................................................                 0.5%
Engineering ...............................................                 2.2%
Construction ..............................................                 2.0%
Food ......................................................                 1.8%
Miscellaneous .............................................                 1.3%


                                       4
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THE ITALY FUND INC.
Schedule of Investments as of January 31, 1997
================================================================================

   Shares                     Security                                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS -- 100%
--------------------------------------------------------------------------------
Automotive -- 7.7%
   100,000     Brembo S.p.A .........................           $     1,401,133
 1,500,000     Pirelli S.p.A ........................                 3,340,986
 1,525,000     Sogefi S.p.A .........................                 3,695,121
                                                                ---------------
                                                                      8,437,240
                                                                ---------------
Banking -- 11.7%
 1,700,000     Banca Fideuram S.p.A .................                 4,714,844
   180,000     Banca Popolare di Bergamo/
                 Credito Varesino S.p.A .............                 3,090,146
   500,000     Istituto Mobiliare
                 Italiano S.p.A .....................                 4,900,112
                                                                ---------------
                                                                     12,705,102
                                                                ---------------
Construction -- 3.3%
   600,000     Unicem S.p.A. di Risp
                 NC * ...............................                 1,828,083
   900,000     Vianini Lavori S.p.A .................                 1,789,314
                                                                ---------------
                                                                      3,617,397
                                                                ---------------
Consumer Products -- 6.8%
   325,000     Arnoldo Mondadori Editore
                 S.p.A ..............................                 2,781,033
    50,000     Industrie Natuzzi S.p.A. ADR .........                 1,143,750
   500,000     La Rinascente S.p.A. di
                 Risp NC * ..........................                 1,299,427
   260,000     Recordati S.p.A. di
                 Risp NC * ..........................                 1,146,901
 1,000,000     Seat S.p.A. # ........................                   381,472
 2,702,500     Seat S.p.A. di Risp NC *# ............                   679,338
                                                                ---------------
                                                                      7,431,921
                                                                ---------------
Energy -- 15.2%
 2,300,000     Ente Nazionale Idrocarburi
                 S.p.A ..............................                12,820,686
   750,000     Saipem S.p.A .........................                 3,750,105
                                                                ---------------
                                                                     16,570,791
                                                                ---------------
Engineering -- 3.9%
   180,000     Danieli & Co. ........................                 1,475,066
   266,750     Danieli & Co. di Risp NC * ...........                 1,129,443
   800,000     Sasib S.p.A. di Risp NC * ............                 1,651,637
                                                                ---------------
                                                                      4,256,146
                                                                ---------------
Food -- 3.3%
   800,041     Finanziaria Autogrill
                 S.p.A. # ...........................                   975,724
 1,570,000     Parmalat Finanziaria
                 S.p.A ..............................                 2,659,008
                                                                ---------------
                                                                      3,634,732
                                                                ---------------
Insurance -- 9.5%
   220,000     Alleanza Assicurazioni S.p.A .........                 1,657,974
   154,000     Assicurazioni Generali S.p.A .........                 3,185,811
 1,000,000     Instituto Nazionale Delle
                 Assicurazioni ......................                 1,381,748
   425,700     Riunione Adriatica di
                 Sicurta S.p.A ......................                 4,126,464
                                                                ---------------
                                                                     10,351,997
                                                                ---------------
Miscellaneous -- 0.6%
   850,000     Europa Investimenti+# ................                   264,048
    49,639     Quattrocentoduedue Cat B+# ...........                   339,242
                                                                ---------------
                                                                        603,290
                                                                ---------------
Telecommunications -- 24.8%
 1,000,000     Stet Societa' Finanziaria
                 Telefonica S.p.A ...................                 4,942,981
 2,724,500     Stet Societa' Finanziaria
                 Telefonica S.p.A. di
                 Risp NC * ..........................                10,706,352
 1,916,000     Telecom Italia S.p.A .................                 5,532,938
 1,976,000     Telecom Italia Mobile S.p.A ..........                 5,879,305
                                                                ---------------
                                                                     27,061,576
                                                                ---------------
Textiles -- 7.6%
   100,000     Benetton Group S.p.A .................                 1,326,329
    55,000     Fila Holding S.p.A. ADR ..............                 3,767,500
    45,000     Gucci Group N.V. -- NY
                 Registered Shares ADR ..............                 3,138,750
                                                                ---------------
                                                                      8,232,579
                                                                ---------------


                       See Notes to Financial Statements.


                                       5
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THE ITALY FUND INC.
Schedule of Investments as of January 31, 1997 (continued)
================================================================================

   Shares                     Security                                Value
--------------------------------------------------------------------------------
Utilities -- 5.6%
   460,000     Edison S.p.A .........................           $     2,889,084
   356,000     Italgas S.p.A ........................                 1,487,872
   756,000     SONDEL - Societa
                 Nordelettrica S.p.A. # .............                 1,671,175
                                                                ---------------
                                                                      6,048,131
                                                                ---------------
               TOTAL INVESTMENTS
               AT VALUE -- 100%
               (Cost -- $82,657,466++) ..............           $   108,950,902
                                                                ===============

----------
 *   Risp NC -- Risparmio Non-Convertible (non-convertible savings shares).
 #   Non-income producing security.
 +   Restricted security (See Note 4).
++   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

                                       6
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THE ITALY FUND INC.
Statement of Assets and Liabilities
January 31, 1997

====================================================================================================================================

ASSETS:
   Investments, at value (Cost--$82,657,466) ...........................................................              $ 108,950,902
   Foreign currency (Cost--$5,347,926) .................................................................                  5,346,452
   Cash ................................................................................................                     24,634
   Dividends and interest receivable ...................................................................                    148,346
                                                                                                                      -------------
   Total Assets ........................................................................................                114,470,334
                                                                                                                      -------------

LIABILITIES:
   Payable for securities purchased ....................................................................                    809,292
   Management fees payable .............................................................................                     88,150
   Accrued expenses ....................................................................................                    140,162
                                                                                                                      -------------
   Total Liabilities ...................................................................................                  1,037,604
                                                                                                                      -------------
Total Net Assets .......................................................................................              $ 113,432,730
                                                                                                                      =============
NET ASSETS:
   Par value of capital shares .........................................................................              $      95,031
   Capital paid in excess of par value .................................................................                 94,936,689
   Overdistributed net investment income ...............................................................                   (917,714)

   Accumulated net realized loss from security transactions ............................................                 (6,960,473)

   Net unrealized appreciation of investments and foreign currencies ...................................                 26,279,197
                                                                                                                      -------------

Total Net Assets
   (Equivalent to $11.94 a share on 9,503,089 shares of $0.01 par value
     outstanding; 20,000,000 shares authorized) ........................................................              $ 113,432,730
                                                                                                                      =============

                       See Notes to Financial Statements.


                                       7
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THE ITALY FUND INC.
Statement of Operations
For the Year Ended January 31, 1997

====================================================================================================================================

INVESTMENT INCOME:
   Dividends ......................................................................................................    $  2,508,745
   Interest .......................................................................................................         331,492
   Less: Foreign withholding tax ..................................................................................        (518,400)

                                                                                                                       ------------
   Total Investment Income ........................................................................................       2,321,837
                                                                                                                       ------------

EXPENSES:
   Management fees (Note 2) .......................................................................................         927,029
   Directors' fees ................................................................................................         129,970
   Custody ........................................................................................................         115,866
   Audit and legal ................................................................................................          69,358
   Shareholder communications .....................................................................................          53,088
   Shareholder and system servicing fees ..........................................................................          49,576
   Other ..........................................................................................................          33,160
                                                                                                                       ------------
   Total Expenses .................................................................................................       1,378,047
   Less: Custody earnings credit ..................................................................................            (725)

                                                                                                                       ------------
   Net Expenses ...................................................................................................       1,377,322
                                                                                                                       ------------
Net Investment Income .............................................................................................         944,515
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) ......................................................         240,720
     Foreign currency transactions ................................................................................         (72,017)

                                                                                                                       ------------
   Net Realized Gain ..............................................................................................         168,703
                                                                                                                       ------------
   Change in Net Unrealized Appreciation of Investments and Foreign Currencies:
     Beginning of year ............................................................................................       2,519,552
     End of year ..................................................................................................      26,279,197
                                                                                                                       ------------
   Increase in Net Unrealized Appreciation ........................................................................      23,759,645
                                                                                                                       ------------
Net Gain on Investments and Foreign Currencies ....................................................................      23,928,348
                                                                                                                       ------------
Increase in Net Assets From Operations ............................................................................    $ 24,872,863
                                                                                                                       ============

                       See Notes to Financial Statements.

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THE ITALY FUND INC.

                                                                                                         Year             Year
                                                                                                         Ended            Ended
Statements of Changes in Net Assets                                                                     1/31/97          1/31/96
====================================================================================================================================

OPERATIONS:
   Net investment income .........................................................................   $     944,515    $   1,131,274
   Net realized gain (loss) ......................................................................         168,703       (3,663,972)

   Increase in net unrealized appreciation .......................................................      23,759,645          216,237
                                                                                                     -------------    -------------
   Increase (Decrease) in Net Assets From Operations .............................................      24,872,863       (2,316,461)

                                                                                                     -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................................................      (2,280,742)        (190,062)

                                                                                                     -------------    -------------
   Decrease in Net Assets From Distributions to Shareholders .....................................      (2,280,742)        (190,062)

                                                                                                     -------------    -------------
Increase (Decrease) in Net Assets ................................................................      22,592,121       (2,506,523)


NET ASSETS:
   Beginning of year .............................................................................      90,840,609       93,347,132
                                                                                                     -------------    -------------
   End of year* ..................................................................................   $ 113,432,730    $  90,840,609
                                                                                                     =============    =============
*Includes undistributed (overdistributed) net investment income of: ..............................   $    (917,714)   $     195,998
                                                                                                     =============    =============

                       See Notes to Financial Statements.

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THE ITALY FUND INC.
Notes to Financial Statements
================================================================================

     1. Significant Accounting Policies

     The Italy Fund Inc. ("Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

     As of January 31, 1997, there were no open forward foreign currency contracts.

     2. Management Agreement and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings, Inc. ("SBH"), acts as investment manager of the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

     All officers (except one) and one Director of the Fund are employees of Smith Barney Inc.

                                       10
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THE ITALY FUND INC.
Notes to Financial Statements (continued)
================================================================================

     3. Securities Transactions

     During the year ended January 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


================================================================================
Purchases                                                            $45,426,986
--------------------------------------------------------------------------------
Sales                                                                 51,613,812
================================================================================


     At January 31, 1997, aggregate gross unrealized appreciation and depreciation of investments were as follows:



================================================================================
Gross unrealized appreciation                                      $27,661,453 *
Gross unrealized depreciation                                       (1,368,017)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $26,293,436 *
================================================================================

*    Substantially the same for Federal income tax purposes.

     4. Securities Valued by the Fund's Board of Directors

     Certain of the Fund's investments are valued at the direction of the Fund's Board of Directors; these securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted securities. The table below shows all securities valued by the Fund's Board of
Directors:

                                               Number of      Acquisition       1/31/97        Value Per    Percentage of
     Security                                   Shares           Date          Fair Value        Unit         Net Assets      Cost
     --------                                   ------           ----          ----------        ----         ----------      ----

Europa Investimenti ..................          850,000         7/02/91         $264,048       $   0.31          0.2%       $623,396

Quattrocentoduedue
   Cat B .............................           49,639         3/21/94          339,242           6.83          0.3         295,889

                                                                                --------                         ---        --------

     Total ...........................                                          $603,290                         0.5%       $919,285

                                                                                ========                         ===        ========



     5. Capital Loss Carryforwards

     At January 31, 1997, the Fund had, for Federal income tax purposes, approximately $6,960,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on January 31 of the year indicated:

                                                                  2002             2004              2005
                                                               ----------       ----------         --------
     Carryforward Amounts ................................     $1,755,000       $5,027,000         $178,000
                                                               ==========       ==========         ========

                                       11
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THE ITALY FUND INC.
Notes to Financial Statements (continued)
================================================================================

     6. Concentration of Risk

     Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

                                       12
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THE ITALY FUND INC.
Financial Highlights
================================================================================

     Set forth below is per share operating performance data for a share of common stock outstanding throughout each year; total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                1997            1996            1995         1994(1)         1993
====================================================================================================================================

Net Asset Value, Beginning of Year ....................         $9.56           $9.82           $9.84          $8.43        $11.08
                                                             --------         -------         -------        -------       -------
Income (Loss) From Operations:
   Net investment income ..............................          0.10            0.15            0.09           0.12          0.19
   Net realized and unrealized gain (loss) ............          2.52           (0.39)           0.06           1.72         (2.84)
                                                             --------         -------         -------        -------       -------
Total Income (Loss) From Operations ...................          2.62           (0.24)           0.15           1.84         (2.65)
                                                             --------         -------         -------        -------       -------
Dilution in NAV From Rights Offering ..................            --              --              --          (0.32)           --
                                                             --------         -------         -------        -------       -------
Offering Expenses Charged to Paid-in Capital ..........            --              --              --          (0.03)           --
                                                             --------         -------         -------        -------       -------
Less Distributions From:
   Net investment income ..............................         (0.24)          (0.02)          (0.06)         (0.07)           --
   Overdistribution of net investment income ..........            --              --           (0.11)            --            --
   Net realized gains .................................            --              --              --             --            --
   Capital ............................................            --              --              --          (0.01)           --
                                                             --------         -------         -------        -------       -------
Total Distributions ...................................         (0.24)          (0.02)          (0.17)         (0.08)           --
                                                             --------         -------         -------        -------       -------
Net Asset Value, End of Year ..........................        $11.94           $9.56           $9.82          $9.84         $8.43
                                                             ========         =======         =======        =======       =======
Market Value, End of Year .............................        $10.00           $8.25           $8.75         $12.38         $8.88
                                                             ========         =======         =======        =======       =======
Total Return, Based on Market Value ...................         24.49%          (5.51)%        (27.90)%      40.54%#         (6.58)%

                                                             ========         =======         =======        =======       =======
Total Return, Based on Net Asset Value ................         28.27%          (2.43)%         (3.68)%        33.04%       (24.64)%

                                                             ========         =======         =======        =======       =======
Net Assets, End of Year (000's) .......................      $113,433         $90,841         $93,347        $93,518       $53,384
                                                             ========         =======         =======        =======       =======
Ratios to Average Net Assets:
   Net investment income ..............................          0.97%           1.12%           0.85%          1.30%         2.04%
   Expenses* ..........................................          1.42            1.42            1.69           1.69          1.70

Portfolio Turnover Rate ...............................            47%             58%             42%            46%           33%

Average commissions per share paid on
   equity transactions(2) .............................         $0.01           $0.00**            --             --            --

----------
(1) Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the period since the use of the undistributed method does not accord with results of operations.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 # The total return for the year ended January 31, 1994, adjusted for the effect of the rights offering completed in January of 1994 is 45.85% (unaudited).
 * During the years ended January 31, 1997 and January 31, 1996, the Fund earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would have been 1.42% and 1.41%, respectively. Prior year numbers have not been restated to reflect this credit.
**   Amount represents less than $0.01.

                                       13
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THE ITALY FUND INC.
Independent Auditors' Report
================================================================================


The Shareholders and Board of Directors of The Italy Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Italy Fund Inc. as of January 31, 1997, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended January 31, 1995 were audited by other auditors whose report thereon, dated March 10, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian. As to securities purchased but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Italy Fund Inc. as of January 31, 1997, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.



                                                  /s/ KPMG Peat Marwick LLP



New York, New York
March 14, 1997

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THE ITALY FUND INC.
Quarterly Results of Operations (unaudited)
================================================================================

                                                                                    Net Realized
                                                                                   and Unrealized               Net Increase
                                                                                   Gain (Loss) on              (Decrease) in
                                  Investment            Net Investment             Investments and               Net Assets
                                    Income               Income (Loss)            Foreign Currencies           From Operations
                           -----------------------  ------------------------   ------------------------   -------------------------
Quarter Ended                  Total     Per Share      Total      Per Share      Total       Per Share      Total        Per Share
-------------              ------------  ---------  ------------   ---------   ------------   ---------   ------------    ---------
April 30, 1993 ........... $    208,399    $0.03    $    (22,200)    $0.00     $   (633,996)    $(0.10)   $  4,646,508      $0.73
July 31, 1993 ............    1,164,578     0.19         946,601      0.14         (673,685)    (0.10)       2,566,981       0.41
October 31, 1993 .........      231,050     0.04         (51,313)    (0.01)        (330,679)    (0.05)       1,139,682       0.17
January 31, 1994 .........      163,184     0.03        (104,964)    (0.01)      (1,350,029)    (0.21)       4,843,089       0.53
April 30, 1994 ...........      262,201     0.03          37,867      0.01          376,390      0.04       21,587,589       2.27
July 31, 1994 ............    1,568,187     0.17         933,702      0.10        2,317,766      0.24      (12,011,879)     (1.26)
October 31, 1994 .........      275,691     0.03          19,893      0.00          578,197      0.06       (6,426,246)     (0.68)
January 31, 1995 .........      396,171     0.04        (152,088)    (0.02)      (2,089,977)    (0.22)      (1,682,024)     (0.18)
April 30, 1995 ...........      252,540     0.03         (74,178)    (0.01)      (1,556,369)    (0.16)      (6,441,384)     (0.68)
July 31, 1995 ............    1,539,509     0.16       1,141,497      0.12       (1,724,100)    (0.18)       4,471,408       0.47
October 31, 1995 .........      287,963     0.03         (81,879)    (0.01)        (172,867)    (0.02)      (6,926,030)     (0.72)
January 31, 1996 .........      282,141     0.03         145,834      0.02         (210,636)    (0.02)       6,579,545       0.69
April 30, 1996 ...........      176,114     0.02        (188,803)    (0.02)      (1,589,084)    (0.16)      (1,777,887)     (0.18)
July 31, 1996 ............    1,944,252     0.20       1,539,905      0.16        2,953,107      0.31        4,493,012       0.47
October 31, 1996 .........       57,105     0.01        (336,620)    (0.04)       3,116,522      0.33        2,779,902       0.29
January 31, 1997 .........      144,366     0.02         (69,967)    (0.01)      19,447,803      2.05       19,377,836       2.04

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THE ITALY FUND INC.
Dividend Reinvestment and Cash Purchase Plan (unaudited)
================================================================================

     Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders of the Fund whose shares are registered in their own name may elect to have all distributions automatically reinvested in additional shares of the Fund by First Data Investor Services Group, Inc., ("First Data"), as agent under the Plan. Distributions with respect to shares registered in the name of shareholders, such as banks, brokers or nominees, which hold shares for others (that is, in "street name"), may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee. Investors who own Fund shares registered in the street name should consult their broker or nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by First Data as dividend paying agent.

     The number of shares of common stock participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, First Data will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Shares issued by the Fund are not issued at a discount of more than 5 percent from the then current market value of the Fund's shares. If the market price exceeds the net asset value of Fund shares before First Data has completed its purchases, the average per share purchase price paid by First Data may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     Participants in the Plan have the option of making additional semi-annual cash payments to First Data in any amount from $100 to $3,000 for investment in Fund shares. First Data uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to First Data's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

                                       16
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THE ITALY FUND INC.
Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
================================================================================

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, First Data will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

     Information concerning the Plan may be obtained from First Data at 1-800-331-1710.


                                   ----------


     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

                                       17
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THE ITALY FUND INC.
Additional Information (unaudited)
================================================================================

     On May 15, 1996 the annual meeting of the shareholders of the Fund was held for the purpose, of voting on the following matters:

     1. To approve or disapprove for the Fund the election of Paul R. Hardin and George M. Pavia as Directors; and

     2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

     The results of the vote on Proposal 1 were as follows:


                                                                     % of             Votes             % of
Directors                                        Votes For       Shares Voted        Against        Shares Voted
===========================================================================================================================
Dr. Paul R. Hardin                             6,435,207.339        96.90%         205,318.151         3.10%
George M. Pavia                                6,422,367.531        96.71          218,157.959         3.29
===========================================================================================================================


     The results of the vote on Proposal 2 were as follows:

                                  % of             Votes             % of             Votes             % of
Votes For                     Shares Voted        Against        Shares Voted       Abstained       Shares Voted
===========================================================================================================================
6,588,854.318                    99.22%         26,021.814           0.39%         25,648.358           0.39%
===========================================================================================================================


The following directors, representing the balance of the Board of Directors, continue to serve as Directors: Paolo M. Cucchi, Alesandro C. di Montezemolo, Mario d'Urso and Heath B. McLendon.


                                   ----------


Tax Information (unaudited)
================================================================================

     The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders for the current year end.

     For the fiscal year ended January 31, 1997, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.2989 per share (representing a total of $2,840,237). The total amount of taxes paid by the Fund to such countries was $0.0546 per share (representing a total of $518,400).

     The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

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                               THE ITALY FUND INC.

--------------------------------------------------------------------------------

INVESTMENT ADVISER AND
ADMINISTRATOR

Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013


ADVISORY BOARD

Andrea Farace
Pierre Henchoz
Ing. Dott. Ettore Lolli
Dott. Pietro Manes


DIRECTORS

Heath B. McLendon
Paolo M. Cucchi
Alesandro C. di Montezemolo
Dr. Paul R. Hardin
George M. Pavia
Mario d'Urso


OFFICERS

Heath B. McLendon
   Chairman of the Board

Mario d'Urso
   President

Lewis E. Daidone
   Senior Vice President
   and Treasurer

Rein W. van der Does
   Investment Officer

Irving P. David
   Controller

Christina T. Sydor
   Secretary

--------------------------------------------------------------------------------

================================================================================





                                                             THE ITALY FUND INC.
================================================================================
                                                                      [LOGO] ITA

This report is sent to the shareholders of The Italy Fund Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in The Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Lira/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).
--------------------------------------------------------------------------------

THE ITALY FUND INC.

388 Greenwich Street
New York, New York 10013
(212) 816-4605
FD01090 3/97

ANNUAL
REPORT

January 31, 1997